EXHIBIT 99.1

                       Robocom Systems International Inc.
                                511 Ocean Avenue
                           Massapequa, New York 11758


                                        January 10, 2003


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

            Re:   Robocom Systems International Inc.
                  Quarterly Report on Form 10-QSB for
                  the fiscal quarter ended November 30, 2002

Ladies and Gentlemen:

      Transmitted herewith is a written statement pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                        Very truly yours,

                                        Robocom Systems International Inc.

                                        By:  /s/ Irwin Balaban
                                             -----------------------------------
                                             Name: Irwin Balaban
                                             Title: Chief Executive Officer